UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2016

PARKWAY, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37819	61-1796261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

San Felipe Plaza 5847 San Felipe Street, Suite 2200, Houston, Texas		77057
(Address of Principal Executive Offices)		(Zip code)

(346) 200-3100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Parkway, Inc. (the “Company”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on October 12, 2016, in connection with the consummation of the merger of Parkway Properties, Inc. (“Legacy Parkway”) with and into a subsidiary of Cousins Properties Incorporated (“Cousins”) on October 6, 2016, the subsequent separation of a portion of Cousins’ combined businesses relating to the ownership of real properties in Houston, Texas, as well as Legacy Parkway’s fee-based real estate services, from the remainder of the combined businesses, the reorganization of the Company and the spin-off of the Company on October 7, 2016, following which the Company became an independent, publicly traded real estate investment trust.

The Company is filing this Amendment solely to provide certain financial statements of Parkway Houston and Cousins Houston, the predecessors of the Company, and the Company as required by Item 9.01(a) of Form 8-K and certain pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited combined financial statements of Parkway Houston as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013 are filed herewith as Exhibit 99.1 and are incorporated by reference herein.

The unaudited combined financial statements of Parkway Houston as of and for the three and nine months ended September 30, 2016 are filed herewith as Exhibit 99.2 and are incorporated by reference herein.

The audited combined financial statements of Cousins Houston as of December 31, 2015 and 2014 and for the years ended December 31, 2015 and 2014 and for the period from February 7, 2013 (date of inception) to December 31, 2013 are filed herewith as Exhibit 99.3 and are incorporated by reference herein.

The unaudited combined financial statements of Cousins Houston as of and for the three and nine months ended September 30, 2016 are filed herewith as Exhibit 99.4 and are incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma combined financial statements of the Company as of and for the nine months ended September 30, 2016 and for the year ended December 31, 2015 are filed herewith as Exhibit 99.5 and are incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

23.2	Consent of Deloitte & Touche LLP.

99.1	Audited combined financial statements of Parkway Houston as of December 31, 2015 and 2014, and for the years ended December 31, 2015, 2014 and 2013.

99.2	Unaudited combined financial statements of Parkway Houston as of and for the three and nine months ended September 30, 2016.

99.3	Audited combined financial statements of Cousins Houston as of December 31, 2015 and 2014 and for the years ended December 31, 2015 and 2014 and for the period from February 7, 2013 (date of inception) to December 31, 2013.

99.4	Unaudited combined financial statements of Cousins Houston as of and for the three and nine months ended September 30, 2016.

99.5	Unaudited pro forma combined financial statements of Parkway, Inc. as of and for the nine months ended September 30, 2016 and for the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2016	PARKWAY, INC.

	BY:	/s/ A. Noni Holmes-Kidd
A. Noni Holmes-Kidd
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

23.2	Consent of Deloitte & Touche LLP.

99.1	Audited combined financial statements of Parkway Houston as of December 31, 2015 and 2014, and for the years ended December 31, 2015, 2014 and 2013.

99.2	Unaudited combined financial statements of Parkway Houston as of and for the three and nine months ended September 30, 2016.

99.3	Audited combined financial statements of Cousins Houston as of December 31, 2015 and 2014 and for the years ended December 31, 2015 and 2014 and for the period from February 7, 2013 (date of inception) to December 31, 2013.

99.4	Unaudited combined financial statements of Cousins Houston as of and for the three and nine months ended September 30, 2016.

99.5	Unaudited pro forma combined financial statements of Parkway, Inc. as of and for the nine months ended September 30, 2016 and for the year ended December 31, 2015.